UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR/S

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-6474

Dreyfus Growth and Income Fund, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Janette E. Farargher, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	10/31
Date of reporting period:	4/30/2012

FORM N-CSR

Item 1.      Reports to Stockholders.

Dreyfus
Growth and Income
Fund, Inc.

SEMIANNUAL REPORT April 30, 2012

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
12	Statement of Options Written
13	Statement of Assets and Liabilities
14	Statement of Operations
15	Statement of Changes in Net Assets
16	Financial Highlights
17	Notes to Financial Statements
28	Information About the Renewal of the Fund’s Investment Management Agreement
FOR MORE INFORMATION
Back Cover

Dreyfus
Growth and Income Fund, Inc.

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Growth and Income Fund, Inc., covering the six-month period from November 1, 2011, through April 30, 2012. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

U.S. stock markets had stabilized at the start of the reporting period in the wake of sharp declines stemming from the sovereign debt crisis in Europe, an unprecedented downgrade of long-term U.S. debt securities and disappointing economic data. Fortunately, employment gains, increased manufacturing activity and other positive economic news over the final months of 2011 alleviated investors’ most serious concerns, and better business fundamentals during the first four months of 2012 sparked strong market rallies.As a result, most broad measures of U.S. stock market performance produced double-digit gains for the reporting period.

Our economic forecast calls for near-trend growth over the remainder of 2012, and we expect the United States to continue to post better economic data than most of the rest of the developed world. An aggressively accommodative monetary policy, pent-up demand in several industry groups and gradual improvement in housing prices appear likely to balance risks stemming from the ongoing European debt crisis and volatile energy prices. As always, we encourage you to talk with your financial adviser about how these developments may affect your investments.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
May 15, 2012

DISCUSSION OF FUND PERFORMANCE

For the period of November 1, 2011, through April 30, 2012, as provided by John Bailer and Elizabeth Slover, Portfolio Managers

Fund and Market Performance Overview

For the six-month period ended April 30, 2012, Dreyfus Growth and Income Fund produced a total return of 12.08%.1 This compares with the fund’s benchmark, the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”), which produced a total return of 12.76% for the same period.2

Improving U.S. economic fundamentals drove stocks broadly higher over the reporting period.The fund produced a slightly lower return than its benchmark, mainly due to shortfalls in the information technology sector.

The Fund’s Investment Approach

The fund seeks long-term capital growth, current income and growth of income consistent with reasonable investment risk by normally investing primarily in stocks of domestic and foreign issuers. We choose stocks through a disciplined investment process that combines computer modeling techniques, bottom-up fundamental analysis and risk management. The fund’s investment process is designed to provide investors with investment exposure to sector weightings and risk characteristics similar to those of the S&P 500 Index. In selecting securities, we seek companies that possess some or all of the following characteristics: growth of earnings potential; operating margin improvement; revenue growth prospects; business improvement; good business fundamentals; dividend yield consistent with the fund’s strategy pertaining to income, value or how a stock is priced relative to its perceived intrinsic worth; and healthy financial profile, which measures the financial well-being of the company.

The Fund	3

DISCUSSION OF FUND PERFORMANCE (continued)

Improving Economic Fundamentals Boosted Stocks

Equity markets floundered in the months prior to the reporting period due to a number of macroeconomic concerns, including an unprecedented downgrade of one agency’s credit-rating of long-term U.S. government debt, a sovereign debt crisis in Greece that threatened other members of the European Union, and uncertainties regarding the strength and sustainability of the U.S. economic recovery.These issues led investors to focus on traditionally defensive industry groups and companies with track records of consistent earnings growth, financial stability and dividend payments.

Many of these concerns abated as economic conditions improved over the final months of 2011 and early 2012. The European Union took credible steps to address the region’s problems, and U.S. economic data showed clear signs of improvement, including higher manufacturing activity, rising employment and greater consumer confidence. In response, investors began to shift their attention to more growth-oriented segments of the equity markets.

Stock Selections Produced Mixed Results

The fund’s relative performance was positively impacted by a number of financial companies during the reporting period. JPMorgan Chase & Co. achieved higher quarterly earnings as the financial markets improved, enabling the bank to raise its dividend and implement a stock buyback program. Insurer Arthur J. Gallagher & Co. posted better-than-expected revenues due to rising trends in its brokerage and risk management businesses. U.S. Bancorp gained value when higher mortgage banking fee revenue boosted earnings.

The fund also benefited from underweighted exposure to the utilities sector, which lagged other market segments when investors turned to more growth-oriented industry groups. Finally, strong stock selections in the industrials sector included conglomerate Hubbell, which reported significant gains in its power segment.

Disappointments during the reporting period were primarily concentrated in the information technology sector. Lack of exposure to technology giant Microsoft hurt on a relative basis when the company reported better-than-expected earnings in its gaming console and online services businesses. Videogame maker Electronic Arts declined due to difficult comparisons and the resignation of its Chief Financial Officer. LED manufacturer Cree declined amid sluggish demand for its products. Cypress Semiconductor reduced guidance to investors due to declining order rates, particularly in European and Asian markets. Memory devices maker SanDisk was hurt by concerns regarding flagging demand among mobile customers.

Positioned for Continued Volatility

While the U.S. economy currently shows signs of moderate strength, we believe that ongoing global issues arising from the still unresolved European sovereign debt crisis and the need for global deleveraging will continue to stress international equity markets. In such an environment, large, well established U.S. companies with solid business fundamentals and dividend yields are likely to remain attractive to investors. As of the end of the reporting period, we have continued to find a relatively large number of attractive investments in the consumer discretionary sector, especially the media and automotive components industries. We have found fewer stocks meeting our investment criteria in the consumer staples sector.

May 15, 2012

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period.

Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

1	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2	SOURCE: LIPPER INC. – Reflects the reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance. Investors cannot invest directly in any index.

The Fund	5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Growth and Income Fund, Inc. from November 1, 2011 to April 30, 2012. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended April 30, 2012

Expenses paid per $1,000†	$5.54
Ending value (after expenses)	$1,120.80

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended April 30, 2012

Expenses paid per $1,000†	$5.27
Ending value (after expenses)	$1,019.64

† Expenses are equal to the fund’s annualized expense ratio of 1.05%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

April 30, 2012 (Unaudited)

Common Stocks—99.0%	Shares	Value ($)
Consumer Discretionary—17.7%
Amazon.com	18,990[a]	4,403,781
Carnival	134,740	4,377,703
Delphi Automotive	77,190	2,368,961
Dick’s Sporting Goods	37,010	1,872,706
Home Depot	137,150	7,102,998
International Game Technology	77,000	1,199,660
Johnson Controls	224,420	7,174,707
Limited Brands	40,610	2,018,317
Macy’s	119,420	4,898,608
Michael Kors Holdings	29,920	1,366,446
Newell Rubbermaid	395,490	7,197,918
News, Cl. A	417,180	8,176,728
Nordstrom	36,620	2,045,593
Omnicom Group	167,610	8,600,069
Priceline.com	5,320[a]	4,047,562
PVH	45,310	4,023,528
Regal Entertainment Group, Cl. A	179,290[b]	2,440,137
Ross Stores	33,900	2,087,901
Royal Caribbean Cruises	69,270	1,895,920
Starbucks	63,390	3,637,318
Time Warner	123,019	4,608,292
Under Armour, Cl. A	25,270[a]	2,474,691
Viacom, Cl. B	92,170	4,275,766
Walt Disney	63,180	2,723,690
		95,019,000
Consumer Staples—7.7%
Avon Products	108,660	2,347,056
Coca-Cola Enterprises	141,590	4,264,691
ConAgra Foods	97,820	2,525,712
Energizer Holdings	55,440[a]	3,954,535
Kraft Foods, Cl. A	46,990	1,873,491
PepsiCo	192,228	12,687,048
Philip Morris International	94,160	8,428,262
Procter & Gamble	39,720	2,527,781
Whole Foods Market	36,840	3,060,299
		41,668,875

The Fund	7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)
Energy—9.1%
BP, ADR	54,890	2,382,775
Cameron International	30,760 [a]	1,576,450
Chevron	49,990	5,326,934
ENSCO, ADR	50,390	2,753,814
EOG Resources	43,590	4,786,618
Exxon Mobil	78,100	6,743,154
National Oilwell Varco	30,450	2,306,892
Noble Energy	15,520	1,541,446
Occidental Petroleum	138,410	12,625,760
Schlumberger	122,328	9,069,398
		49,113,241
Financial—14.8%
Ameriprise Financial	46,080	2,497,997
Arthur J. Gallagher & Co.	131,530	4,940,267
Capital One Financial	96,110	5,332,183
Comerica	148,540 [c]	4,756,251
Discover Financial Services	84,580	2,867,262
Fifth Third Bancorp	181,680	2,585,306
Franklin Resources	12,950	1,625,355
Goldman Sachs Group	22,243	2,561,281
IntercontinentalExchange	10,190 [a]	1,355,678
JPMorgan Chase & Co.	300,115	12,898,943
Marsh & McLennan	95,080	3,180,426
MetLife	137,770	4,963,853
Moody’s	198,340	8,122,023
New York Community Bancorp	97,260	1,312,037
TD Ameritrade Holding	63,840	1,199,554
Travelers	20,660	1,328,851
U.S. Bancorp	210,990	6,787,548
Wells Fargo & Co.	336,380	11,245,183
		79,559,998
Health Care—10.8%
Agilent Technologies	40,400	1,704,072
Alexion Pharmaceuticals	19,050 [a]	1,720,596
Allergan	29,760	2,856,960
Baxter International	46,150	2,557,172
Biogen Idec	17,490 [a]	2,343,835

Common Stocks (continued)	Shares	Value ($)
Health Care (continued)
Bristol-Myers Squibb	64,250	2,144,023
Cerner	27,670 [a]	2,243,760
Gilead Sciences	68,990 [a]	3,588,170
Johnson & Johnson	36,578	2,380,862
McKesson	75,070	6,862,149
Merck & Co.	201,340	7,900,582
Perrigo	14,150	1,484,335
Pfizer	545,830	12,515,882
St. Jude Medical	51,690	2,001,437
Vertex Pharmaceuticals	41,380 [a]	1,592,302
Watson Pharmaceuticals	36,540 [a]	2,753,654
WellCare Health Plans	22,110 [a]	1,352,690
		58,002,481
Industrial—11.1%
Caterpillar	59,020	6,065,485
Cooper Industries	66,740	4,175,922
Cummins	36,500	4,227,795
Danaher	80,440	4,361,457
Eaton	175,100	8,436,318
FedEx	31,730	2,799,855
General Electric	489,140	9,577,361
Honeywell International	65,760	3,989,002
Hubbell, Cl. B	34,250	2,748,220
Pitney Bowes	221,516 [b]	3,794,569
Precision Castparts	17,130	3,021,218
Stanley Black & Decker	49,130	3,594,351
Union Pacific	25,240	2,837,986
		59,629,539
Information Technology—20.8%
Accenture, Cl. A	32,870	2,134,907
Analog Devices	92,930	3,622,411
Apple	37,735 [a]	22,046,296
Broadcom, Cl. A	72,390 [a]	2,649,474
Cisco Systems	330,870	6,667,031
Citrix Systems	34,090 [a]	2,918,445
F5 Networks	30,220 [a]	4,047,365
Google, Cl. A	10,776 [a]	6,521,958

The Fund	9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)
Information Technology (continued)
Intuit	53,830	3,120,525
MasterCard, Cl. A	9,100	4,115,657
Oracle	301,530	8,861,967
Paychex	151,390	4,690,062
QUALCOMM	272,330[c]	17,385,547
Red Hat	55,450[a]	3,305,375
Salesforce.com	22,270[a]	3,468,107
Skyworks Solutions	54,100[a]	1,468,274
Teradata	39,300[a]	2,742,354
Texas Instruments	209,130	6,679,612
VMware, Cl. A	29,260[a]	3,268,927
Xilinx	58,740	2,136,961
		111,851,255
Materials—4.9%
Air Products & Chemicals	30,080	2,571,539
Cliffs Natural Resources	31,830	1,981,736
Dow Chemical	155,650	5,273,422
Eastman Chemical	91,950	4,962,542
Freeport-McMoRan Copper & Gold	33,254	1,273,628
Monsanto	55,600	4,235,608
Packaging Corp. of America	89,930	2,625,057
PPG Industries	31,960	3,363,470
		26,287,002
Telecommunication Services—2.1%
Vodafone Group, ADR	211,430	5,884,097
Windstream	467,279[b]	5,252,216
		11,136,313
Total Common Stocks
(cost $457,712,014)		532,267,704

Preferred Stocks—.5%
Financial
Citigroup,
Conv., Cum. $7.50
(cost $2,359,966)	27,900	2,719,413

Other Investment—.7%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $3,663,523)	3,663,523[d]	3,663,523

Investment of Cash Collateral
for Securities Loaned—1.0%
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $5,590,796)	5,590,796[d]	5,590,796

Total Investments (cost $469,326,299)	101.2%	544,241,436
Liabilities, Less Cash and Receivables	(1.2%)	(6,470,847)
Net Assets	100.0%	537,770,589

ADR—American Depository Receipts

a Non-income producing security.
b Security, or portion thereof, on loan.At April 30, 2012, the value of the fund’s securities on loan was $5,429,341 and the value of the collateral held by the fund was $5,590,796.
c Held by a broker as collateral for open options written.
d Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Information Technology	20.8	Consumer Staples	7.7
Consumer Discretionary	17.7	Materials	4.9
Financial	15.3	Telecommunication Services	2.1
Industrial	11.1	Money Market Investments	1.7
Health Care	10.8
Energy	9.1		101.2

† Based on net assets.
See notes to financial statements.

The Fund	11

STATEMENT OF OPTIONS WRITTEN
April 30, 2011 (Unaudited)

	Number of
	Contracts		Value ($)
Call Options:
Comerica,
May 2012 @ $35	619	[a]	(5,571)
Qualcomm,
May 2012 @ $72.5	695	[a]	(695)
(premiums received $69,394)			(6,266)

a Non-income producing security.
See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2012 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $5,429,341)—Note 1(b):
Unaffiliated issuers	460,071,980	534,987,117
Affiliated issuers	9,254,319	9,254,319
Cash		49,242
Receivable for investment securities sold		2,216,895
Dividends and securities lending income receivable		277,926
Receivable for shares of Common Stock subscribed		31,490
Prepaid expenses		18,073
		546,835,062
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		401,289
Liability for securities on loan—Note 1(b)		5,590,796
Payable for investment securities purchased		2,653,185
Payable for shares of Common Stock redeemed		316,375
Outstanding options written, at value (premiums received
$69,394)—See Statement of Options Written—Note 4		6,266
Accrued expenses		96,562
		9,064,473
Net Assets ($)		537,770,589
Composition of Net Assets ($):
Paid-in capital		504,583,000
Accumulated undistributed investment income—net		12,196
Accumulated net realized gain (loss) on investments		(41,802,872)
Accumulated net unrealized appreciation (depreciation)
on investments and options transactions		74,978,265
Net Assets ($)		537,770,589
Shares Outstanding
(300 million shares of $.001 par value Common Stock authorized)		35,176,250
Net Asset Value, offering and redemption price per share ($)		15.29

See notes to financial statements.

The Fund	13

STATEMENT OF OPERATIONS
Six Months Ended April 30, 2012 (Unaudited)

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	5,304,081
Affiliated issuers	1,955
Income from securities lending—Note 1(b)	9,945
Total Income	5,315,981
Expenses:
Management fee—Note 3(a)	1,920,518
Shareholder servicing costs—Note 3(b)	607,275
Professional fees	47,125
Directors’ fees and expenses—Note 3(c)	27,518
Custodian fees—Note 3(b)	24,771
Registration fees	15,102
Prospectus and shareholders’ reports	14,801
Loan commitment fees—Note 2	3,186
Miscellaneous	17,806
Total Expenses	2,678,102
Less—reduction in fees due to earnings credits—Note 3(b)	(718)
Net Expenses	2,677,384
Investment Income—Net	2,638,597
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	19,741,634
Net realized gain (loss) on options transactions	27,829
Net Realized Gain (Loss)	19,769,463
Net unrealized appreciation (depreciation) on investments	36,436,326
Net unrealized appreciation (depreciation) on options transactions	44,475
Net Unrealized Appreciation (Depreciation)	36,480,801
Net Realized and Unrealized Gain (Loss) on Investments	56,250,264
Net Increase in Net Assets Resulting from Operations	58,888,861

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	April 30, 2012	Year Ended
	(Unaudited)	October 31, 2011
Operations ($):
Investment income—net	2,638,597	6,396,222
Net realized gain (loss) on investments	19,769,463	60,767,894
Net unrealized appreciation
(depreciation) on investments	36,480,801	(38,537,897)
Net Increase (Decrease) in Net Assets
Resulting from Operations	58,888,861	28,626,219
Dividends to Shareholders from ($):
Investment income—net	(2,888,387)	(6,298,549)
Capital Stock Transactions ($):
Net proceeds from shares sold	5,093,948	77,329,376
Dividends reinvested	2,722,701	5,944,864
Cost of shares redeemed	(28,284,174)	(139,458,121)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(20,467,525)	(56,183,881)
Total Increase (Decrease) in Net Assets	35,532,949	(33,856,211)
Net Assets ($):
Beginning of Period	502,237,640	536,093,851
End of Period	537,770,589	502,237,640
Undistributed investment income—net	12,196	261,986
Capital Share Transactions (Shares):
Shares sold	353,578	5,345,055
Shares issued for dividends reinvested	193,198	428,114
Shares redeemed	(1,977,750)	(9,823,500)
Net Increase (Decrease) in Shares Outstanding	(1,430,974)	(4,050,331)

See notes to financial statements.

The Fund	15

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months Ended
April 30, 2012			Year Ended October 31,
	(Unaudited)	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value,
beginning of period	13.72	13.19	11.25	10.15	17.91	17.35
Investment Operations:
Investment income—net[a]	.07	.16	.11	.12	.05	.10
Net realized and unrealized
gain (loss) on investments	1.58	.53	1.93	1.11	(6.59)	2.57
Total from Investment Operations	1.65	.69	2.04	1.23	(6.54)	2.67
Distributions:
Dividends from
investment income—net	(.08)	(.16)	(.10)	(.13)	(.04)	(.10)
Dividends from net realized
gain on investments	—	—	—	—	(1.18)	(2.01)
Total Distributions	(.08)	(.16)	(.10)	(.13)	(1.22)	(2.11)
Net asset value, end of period	15.29	13.72	13.19	11.25	10.15	17.91
Total Return (%)	12.08[b]	5.23	18.24	12.42	(38.95)	16.97
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.05[c]	1.03	1.05	1.11	.99	.96
Ratio of net expenses
to average net assets	1.05[c]	1.03	1.05	1.05	.99	.96
Ratio of net investment income
to average net assets	1.03[c]	1.14	.87	1.25	.38	.59
Portfolio Turnover Rate	29.50[b]	88.42	86.92	114.75	131.78	74.43
Net Assets, end of period
($ x 1,000)	537,771	502,238	536,094	472,865	458,904	819,264

a	Based on average shares outstanding at each month end.
b	Not annualized.
c	Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Growth and Income Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified open-end management investment company. The fund’s investment objective is to seek long-term capital growth, current income and growth of income consistent with reasonable investment risk. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unad-

The Fund	17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

justed quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are categorized within Level 1 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized as Level 2 or 3 depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized within Level 3 of the fair value hierarchy.

The Fund	19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. These securities are generally categorized within Level 1 of the fair value hierarchy. Options traded over-the-counter are valued at the mean between the bid and asked price.These securities are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of April 30, 2012 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic†	522,599,985	—	—	522,599,985
Equity Securities—
Foreign†	12,387,132	—	—	12,387,132
Mutual Funds	9,254,319	—	—	9,254,319
Liabilities ($)
Options Written	(6,266)	—	—	(6,266)

+ See Statement of Investments for additional detailed categorizations.

In May 2011, FASB issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common FairValue Measurement and Disclosure Requirements in GAAP and International Financial Reporting Standards (“IFRS”)” (“ASU 2011- 04”). ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements.The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended April 30, 2012, The Bank of NewYork Mellon earned $4,262 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Other investment companies advised by Dreyfus are considered to be “affiliated” with the fund.

The Fund	21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The fund may invest in shares of certain affiliated investment companies also advised or managed by Dreyfus. Investments in affiliated investment companies for the period ended April 30, 2012 were as follows:

Affiliated
Investment	Value			Value	Net
Company	10/31/2011 ($)	Purchases ($)	Sales ($)	4/30/2012 ($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	3,432,623	38,561,924	38,331,024	3,663,523.7
Dreyfus
Institutional
Cash
Advantage
Fund	13,718,755	48,640,999	56,768,958	5,590,796	1.0
Total	17,151,378	87,202,923	95,099,982	9,254,319	1.7

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid on a quarterly basis. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended April 30, 2012, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the three-year period ended October 31, 2011 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute.The 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”).As a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

The fund has an unused capital loss carryover of $60,277,206 available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to October 31, 2011. If not applied, $20,089,547 of the carryover expires in fiscal 2016 and $40,187,659 expires in fiscal 2017.

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2011 was as follows: ordinary income $6,298,549. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund

The Fund	23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended April 30, 2012, the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25% of the value of the fund’s average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended April 30, 2012, the fund was charged $325,190 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2012, the fund was charged $152,017 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended April 30, 2012, the fund was charged $21,440 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations.These fees were partially offset by earnings credits of $718.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended April 30, 2012, the fund was charged $24,771 pursuant to the custody agreement.

During the period ended April 30, 2012, the fund was charged $3,183 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $329,742, custodian fees $17,425, chief compliance officer fees $2,122 and transfer agency per account fees $52,000.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and options transactions, during the period ended April 30, 2012, amounted to $151,167,410 and $169,755,434, respectively.

Options: The fund purchases and writes (sells) put and call options to hedge against changes in the values of equities or as a substitute for an investment.The fund is subject to market risk in the course of pursuing its investment objectives through its investments in options contracts.A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the

The Fund	25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

option the right (but not the obligation) to sell, and obligates the writer to buy the underlying security or securities at the exercise price at any time during the option period, or at a specified date.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss, if the price of the financial instrument increases between those dates.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss, if the price of the financial instrument decreases between those dates.

As a writer of an option, the fund has no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.There is a risk of loss from a change in value of such options which may exceed the related premiums received. One risk of holding a put or a call option is that if the option is not sold or exercised prior to its expiration, it becomes worthless. However, this risk is limited to the premium paid by the fund. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations.

The following summarizes the fund’s call/put options written for the period ended April 30, 2012:

			Options Terminated
	Number of	Premiums		Net Realized
Options Written:	Contracts ($)	Received ($)	Cost ($)	Gain ($)
Contracts outstanding
October 31, 2011	104	24,061
Contracts written	1,523	84,860
Contracts terminated:
Contracts closed	209	15,466	11,698	3,768
Contracts expired	104	24,061	—	24,061
Total contracts terminated	313	39,527	11,698	27,829
Contracts Outstanding
April 30, 2012	1,314	69,394

The following summarizes the average market value of derivatives outstanding during the period ended April 30, 2012:

Average Market Value ($)
Equity options contracts	15,433

At April 30, 2012, accumulated net unrealized appreciation on investments was $74,915,137, consisting of $83,339,258 gross unrealized appreciation and $8,424,121 gross unrealized depreciation.

At April 30, 2012, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

The Fund	27

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
INVESTMENT MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on March 6, 2012, the Board considered the renewal of the fund’s Management Agreement pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from Dreyfus representatives. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below.The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund.The Board considered information previously provided to them in presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex, and Dreyfus representatives confirmed that there had been no material changes in this information. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including the distribution channel(s) for the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board also considered Dreyfus’ extensive administrative, accounting, and compliance infrastructures. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended December 31, 2011, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Lipper as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds.The Board discussed the results of the comparisons and noted that the fund’s total return performance was below the Performance Group and Performance Universe medians, for the various periods, except for the two-year period when the fund’s performance was above the Performance Group and Performance Universe medians, and the three-year period when the fund’s performance was above the Performance Universe median. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons.The Board noted that the fund’s contractual management fee was above the Expense Group median, and the fund’s actual management fee and total expenses were above the Expense Group and Expense Universe medians.

The Fund	29

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT
MANAGEMENT AGREEMENT (Unaudited) (continued)

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients.They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and the resulting profitability percentage for managing the fund, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board previously had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board’s counsel stated that the Board should consider the profitability analysis (1) as part of their evaluation of whether the fees under the Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus representatives noted that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. Dreyfus representatives also noted that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to Dreyfus from acting as investment adviser and noted the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

  The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

  The Board generally was satisfied with the fund’s overall perfor- mance, although the Board expressed concern above periods of underperfomence.

  The Board concluded that the fee paid to Dreyfus was reasonable in light of the considerations described above.

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Fund	31

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT
MANAGEMENT AGREEMENT (Unaudited) (continued)

The Board considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year. In addition, it should be noted that the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years.The Board determined that renewal of the Agreement was in the best interests of the fund and its shareholders.

For More Information

Ticker Symbol: DGRIX

Telephone 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 E-mail Send your request to info@dreyfus.com Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

Item 2.      Code of Ethics.

                  Not applicable.

Item 3.      Audit Committee Financial Expert.

                  Not applicable.

Item 4.      Principal Accountant Fees and Services.

                  Not applicable.

Item 5.      Audit Committee of Listed Registrants.

                  Not applicable.

Item 6.      Investments.

(a)              Not applicable.

Item 7.      Disclosure of Proxy Voting Policies and Procedures for Closed-End Management      Investment Companies.

                  Not applicable.

Item 8.      Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.      Purchases of Equity Securities by Closed-End Management Investment Companies and        Affiliated Purchasers.

                  Not applicable.  [CLOSED END FUNDS ONLY]

Item 10.    Submission of Matters to a Vote of Security Holders.

                  There have been no material changes to the procedures applicable to Item 10.

Item 11.    Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.    Exhibits.

(a)(1)   Not applicable.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Growth and Income Fund, Inc.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	June 26, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	June 26, 2012

By: /s/ James Windels
James Windels, Treasurer
Date:	June 26, 2012

EXHIBIT INDEX

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)